CMA

CMA PENNSYLVANIA
MUNICIPAL MONEY FUND


Annual Report







March 31, 1998


MERRILL LYNCH BULL LOGO

Officers and Trustees
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.





CMA Pennsylvania
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper



TO OUR SHAREHOLDERS:


For the year ended March 31, 1998, CMA Pennsylvania Municipal Money Fund paid shareholders a net annualized yield of 3.08%.* As of March 31, 1998, the Fund's 7-day yield was 3.03%.

Economic Environment and
Investment Strategy
The commonwealth of Pennsylvania closed out 1997 with total non-farm jobs reaching over 5.4 million in December. This equated to more than 100,000 new jobs being created in 1997 and 230,000 new jobs since January 1995. Once again, the goods-producing sector led the way with an increase for the fifth consecutive month. In addition, three of the six major industry divisions in the service-producing sector posted gains from their respective November job counts. Commonwealth general fund collections totaled $1.5 billion in December, outpacing estimates by $33.7 million or 2.4%, according to statistics compiled by the Department of Revenue. Most notably, December saw the commonwealth's strong personal income tax collections continue, exceeding estimates by over 7%. Pennsylvania manufacturers polled for the March Business Outlook Survey indicated that their businesses continued to show growth. A majority of survey indicators held close to their levels of the previous month, suggesting continued steady growth for the regions' manufacturing sector. The indicators reflecting future expectations for the next six months also showed notable improvement according to the March survey.

During November, the commonwealth of Pennsylvania brought its annual short-term financing to market. The $225 million in notes issued during November is expected to fully satisfy the commonwealth's cash flow requirements for the year and received the highest short-term ratings from both Moody's Investors Service, Inc. and Standard & Poor's Corp. Moreover, as a result of the commonwealth's improved financial condition, this is the smallest annual issuance of operating notes in over 20 years. As expected, Governor Tom Ridge announced that he would seek re-election to a second four-year term. The Governor kicked off his campaign by proposing the elimination of the commonwealth's personal income tax for families of four or more earning $25,000 or less. The cut, which is expected to save those families over $700 per year, will affect over 350,000 residents. Finally, during the month of February, the commonwealth's unemployment rate was reported at 4.7%.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

Throughout the fiscal year ended March 31, 1998, we maintained a relatively neutral average portfolio maturity. We significantly extended the Fund's average maturity only when the short-term tax-exempt yield curve steepened. This steepening occurred at tax time (April 1997) when cash outflows drove up yields on short-term tax-exempt securities and, more prominently, in late summer 1997 when states issued their annual cash flow notes. However, for most of the fiscal year, a decrease in total fixed-rate issuance resulting from healthy state economies and continued cash inflows kept the short-term tax-exempt yield curves relatively flat. For example, yields on 90-day tax-exempt commercial paper performed on average with those on short-term tax-exempt notes maturing in six months--one year for most of the period. Thus, for a majority of that time, we used tax-exempt commercial paper when we wanted to pursue a more aggressive strategy. Furthermore, during the year ended March 31, 1998, assets of tax-exempt money market funds rose by $25.6 billion, an increase of over 17%.

The Fund, which began the fiscal year in the 45-day range, concluded the period in the 40-day range. Our strategy allowed the Fund to perform above average relative to similar Pennsylvania tax-exempt money market funds for the year ended March 31, 1998. Finally, we continue to focus on diversification and credit quality when choosing Fund investments, and we constantly monitor the ever-changing marketplace and adapt our investment strategy when necessary.

In Conclusion
We thank you for your support of CMA Pennsylvania Municipal Money
Fund, and we look forward to serving your investment needs in the future.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Darrin J. SanFillippo)
Darrin J. SanFillippo
Vice President and Portfolio Manager



April 30, 1998


Portfolio Abbreviations for CMA Pennsylvania Municipal Money Fund

AMT         Alternative Minimum Tax (subject to)
CP          Commercial Paper
GO          General Obligation Bonds
IDA         Industrial Development Authority
IDR         Industrial Development Revenue Bonds
M/F         Multi-Family
MSTR        Municipal Securities Trust Receipts
PCR         Pollution Control Revenue Bonds
S/F         Single-Family
TAN         Tax Anticipation Notes
TRAN        Tax Revenue Anticipation Notes
UPDATES     Unit Price Daily Adjustable Tax-Exempt Securities
UT          Unlimited Tax
VRDN        Variable Rate Demand Notes


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998                                                           (IN THOUSANDS)
                      Face                                                                                      Value
State                Amount                            Issue                                                  (Note 1a)
Pennsylvania--                Allegheny County, Pennsylvania, Hospital Development Authority Revenue
99.0%                         Bonds, VRDN (a):
                   $  1,000      (Allegheny General Hospital), Series B, 3.65% due 9/01/2010                    $  1,000
                        600      (Presbyterian Health Center), Series A, 3.70% due 3/01/2020 (b)                     600
                        500      (Presbyterian Health Center), Series B, 3.70% due 3/01/2020 (b)                     500
                      5,000      (Saint Francis Medical Center--Accounts Receivable Program),
                                 Series A, 3.80% due 2/15/2012                                                     5,000
                              Allegheny County, Pennsylvania, IDA, Revenue Bonds (Unitel Mobile Video
                              Project), VRDN (a):
                      1,000      3.30% due 7/01/2009                                                               1,000
                      3,500      Series B, 4.20% due 7/01/2009                                                     3,500
                      8,800   Allegheny County, Pennsylvania, IDA, Revenue Refunding Bonds (Commercial
                              Development Parkway Center Mall Project), VRDN, Series A, 3.75% due
                              5/01/2009 (a)                                                                        8,800
                      8,800   Beaver County, Pennsylvania, IDA, Environmental Improvement Revenue Bonds
                              (BASF Corporation Project), VRDN, 3.75% due 9/01/2032 (a)                            8,800
                              Beaver County, Pennsylvania, IDA, PCR:
                      2,000      (Duquesne Light Project), CP, 3.65% due 4/07/1998                                 2,000
                      4,200      (Duquesne Light Project), CP, 3.60% due 7/16/1998                                 4,200
                      4,000      Refunding (Atlantic Richfield Project), VRDN, 3.65% due 12/01/2020 (a)            4,000
                     10,000      Refunding (Toledo Edison), CP, Series E, 3.80% due 12/01/1998                    10,000
                              Berks County, Pennsylvania, IDA, IDR:
                      4,100      (Citizens Utilities Co. Projects), CP, 3.60% due 7/17/1998                        4,100
                      2,235      (Valley Forge Company, Inc. Project), VRDN, AMT, Series A, 3.90% due
                                 9/01/2006 (a)                                                                     2,235
                      4,830   Bucks County, Pennsylvania, IDA, Environmental Improvement Revenue
                              Refunding Bonds (USX Corporate Project), 3.55% due 6/15/1998                         4,830
                      2,600   Bucks County, Pennsylvania, IDA, Revenue Bonds (Dunmore Corp. Project),
                              VRDN, AMT, 3.90% due 9/01/2012 (a)                                                   2,600
                              Carbon County, Pennsylvania, IDA, Resource Recovery Revenue Bonds
                              (Panther Creek Partners), Series A, CP, AMT:
                      2,000      3.55% due 4/03/1998                                                               2,000
                      4,050      3.50% due 5/14/1998                                                               4,050
                      2,550      3.60% due 5/14/1998                                                               2,550
                     14,540      3.55% due 5/15/1998                                                              14,540
                      6,200      3.70% due 5/15/1998                                                               6,200
                      1,750   Crawford County, Pennsylvania, IDA, Revenue Bonds (Heatrix Inc. Project),
                              VRDN, AMT, Series A, 3.90% due 11/01/2017 (a)                                        1,750
                      4,690   Cumberland County, Pennsylvania, Municipal Authority College Revenue Bonds
                              (Dickinson College), Series B, 3.75% due 11/02/1998                                  4,690
                      5,300   Dauphin County, Pennsylvania, General Authority Revenue Bonds (School
                              District Pooled Financing Program II), VRDN, 4.10% due 9/01/2032 (a)(f)              5,300



CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONTINUED)                                               (IN THOUSANDS)
                      Face                                                                                      Value
State                Amount                            Issue                                                  (Note 1a)
Pennsylvania       $  4,600   Delaware County, Pennsylvania, IDA, PCR (BP Oil Inc. Project), UPDATES, VRDN,
(continued)                   3.70% due 12/01/2009 (a)                                                          $  4,600
                      2,000   Delaware County, Pennsylvania, Revenue Bonds (Widener University Inc.),
                              VRDN, 3.80% due 7/01/2014 (a)                                                        2,000
                              Eagle Tax-Exempt Trust, Pennsylvania, VRDN (a):
                      4,300      GO, Series 94, Class 3803, 3.63% due 5/01/2008                                    4,300
                      5,700      GO, Series 96-C, 3.63% due 5/01/2014                                              5,700
                      9,800      Housing Resident Development, Series 92, Class 3801, 3.75% due 7/01/1998          9,800
                      5,800      Housing Security, Series A, Class 3801, 3.48% due 7/01/2025                       5,800
                      3,570   East Hempfield Township, Pennsylvania, IDA, Revenue Bonds (Steckel
                              Printing Inc.), VRDN, AMT, 3.90% due 2/01/2013 (a)                                   3,570
                      5,000   Emmaus, Pennsylvania, General Authority Revenue Bonds, VRDN, 3.75%
                              due 12/01/2028 (a)(d)                                                                5,000
                              Erie County, Pennsylvania, IDA, Revenue Bonds, VRDN, AMT (a):
                      1,900      (McInnes Steel Co.), 3.75% due 11/01/2001                                         1,900
                      3,250      (Reed Manufacturing), 3.90% due 6/01/2006                                         3,250
                      6,000   Erie County, Pennsylvania, TRAN, 4.375% due 12/31/1998                               6,025
                      3,700   Geisinger, Pennsylvania, Health System Revenue Bonds, VRDN, Series B,
                              3.70% due 7/01/2022 (a)                                                              3,700
                      2,950   Jeannette, Pennsylvania, Health Service Authority, Hospital Revenue Bonds
                              (Jeannette District Memorial Hospital), VRDN, Series B, 3.80% due 11/01/2018 (a)     2,950
                      6,390   Lackawanna County, Pennsylvania, MSTR, VRDN, UT,Series SGB-38, 3.80%
                              due 9/15/2020 (a)(f)                                                                 6,390
                              Lancaster, Pennsylvania, IDA, Revenue Bonds (Kalas Manufacturing Inc.
                              Project), VRDN, AMT (a):
                      2,225      Series A, 3.90% due 10/01/2004                                                    2,225
                      1,800      Series B, 3.90% due 10/01/2004                                                    1,800
                      3,400   Lehigh County, Pennsylvania, General Purpose Authority Revenue Bonds
                              (Lehigh Valley Hospital), VRDN, Series A, 3.70% due 7/01/2028 (a)(f)                 3,400
                      1,100   Montgomery County, Pennsylvania, GO, VRDN, UT, 3.45% due 11/15/2001 (a)              1,100
                     17,800   Montgomery County, Pennsylvania, Higher Education and Health Authority
                              Revenue Bonds (Pennsylvania Higher Education & Health Loan), VRDN,
                              Series A, 3.80% due 8/01/2021 (a)                                                   17,800
                      1,700   Montgomery County, Pennsylvania, IDA, Revenue Bonds (Merck & Co. Project),
                              VRDN, Series A, 4.15% due 10/01/2017 (a)                                             1,700
                      4,810   Montgomery County, Pennsylvania, IDA, Revenue Refunding Bonds (Commercial
                              Development--Valley Forge Plaza), VRDN, 3.70% due 12/01/2013 (a)                     4,810
                      3,850   Montour County, Pennsylvania, IDA, PCR (Merck & Co. Project), VRDN,
                              Series A, 3.70% due 10/01/2003 (a)                                                   3,850
                      3,500   Moon, Pennsylvania, IDA, Commerical Development Revenue Bonds
                              (One Thorn Run Center Project), VRDN, Series A, 3.60% due 11/01/2015 (a)             3,500
                              Northampton County, Pennsylvania, IDA, Revenue Bonds, VRDN, AMT (a):
                      4,250      (MCS Industries Inc.), 3.90% due 6/01/2012                                        4,250
                      4,750      Refunding (Reale Association Project), 3.90% due 4/01/2012                        4,750
                      1,000   Oil City, Pennsylvania, School District, UT, 3.95% due 8/27/1998                     1,000
                              Pennsylvania Economic Development Financing Authority, Economic
                              Development Revenue Bonds, VRDN (a):
                      5,000      AMT, Series D-7, 3.95% due 8/01/2022                                              5,000
                      1,800      AMT, Series F-5, 3.95% due 12/01/2006                                             1,800
                        800      (Erie Forge & Steel Project), AMT, Series B-4, 3.95% due 12/01/1999                 800
                      1,400      (Erie Plating Company Project), AMT, Series B-5, 3.95% due 12/01/2004             1,400
                      4,500      (Gutchess Hardwoods Project), Series B, 3.85% due 4/01/2005                       4,500
                      1,090      (Wendt Dunnington Co. Project), AMT, 3.80% due 9/01/2010                          1,090


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONTINUED)                                               (IN THOUSANDS)
                      Face                                                                                      Value
State                Amount                            Issue                                                  (Note 1a)
Pennsylvania       $  7,500   Pennsylvania Economic Development Financing Authority, Exempt Facilities
(continued)                   Revenue Bonds (National Gypsum Company Project), VRDN, AMT, Series A,
                              3.80% due 11/01/2027 (a)                                                          $  7,500
                              Pennsylvania Energy Development Authority, Energy Development Revenue
                              Bonds, VRDN, AMT (a):
                      5,450      (B&W Ebensburg Project), 3.75% due 12/01/2011                                     5,450
                     14,000      (Piney Creek Project), Series A, 3.70% due 12/01/2011                            14,000
                        900      (Piney Creek Project), Series C, 3.70% due 12/01/2011                               900
                      9,900   Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue
                              Bonds, VRDN, UT, 3.60% due 6/15/2007 (a)                                             9,900
                              Pennsylvania State Higher Education Assistance Agency, Student Loan
                              Revenue Bonds, VRDN (a):
                      3,100      AMT, Series A, 3.80% due 1/01/2018                                                3,100
                     15,000      AMT, Series A, 4.10% due 3/01/2027                                               15,000
                      1,800      Series C, 3.80% due 7/01/2018                                                     1,800
                      3,400   Pennsylvania State Higher Educational Facilities Authority, College and
                              University Revenue Refunding Bonds (Pennsylvania College of Optometry),
                              VRDN, 3.70% due 3/01/2026 (a)                                                        3,400
                              Pennsylvania State Higher Educational Facilities Authority Revenue Bonds:
                      5,000      CICU Financing Program (Rosemont College), Series B-6, 4.50% due
                                 11/01/1998                                                                        5,018
                      2,500      Council Independent Colleges (Bucknell University), Series A-1, 3.58% due
                                 4/01/1998                                                                         2,500
                      1,600      Council Independent Colleges (Duquesne University), Series A-4, 3.58% due
                                 4/01/1998                                                                         1,600
                              Pennsylvania State Higher Educational Facilities Authority, Revenue Refunding
                              Bonds (Carnegie Mellon University), VRDN (a):
                      1,000      Series A, 3.70% due 11/01/2025                                                    1,000
                      4,850      Series B, 3.70% due 11/01/2027                                                    4,850
                        900      Series C, 3.70% due 11/01/2029                                                      900
                        300      Series D, 3.70% due 11/01/2030                                                      300
                      7,500   Pennsylvania State, TAN, 4.50% due 6/30/1998                                         7,515
                      2,000   Pennsylvania State Turnpike Commission, Turnpike Revenue Bonds, Series C,
                              7.55% due 12/01/1998 (c)(g)                                                          2,086
                      3,000   Pennsylvania State University, Series A, 4.50% due 3/30/1999                         3,027
                      2,560   Philadelphia, Pennsylvania, Authority for IDR (David Michael & Co. Inc.), VRDN,
                              AMT, 3.90% due 10/01/2006 (a)                                                        2,560
                              Philadelphia, Pennsylvania, Hospital and Higher Education Facilities
                              Authority, Hospital Revenue Bonds (Children's Hospital Project), VRDN (a):
                      4,800      3.70% due 3/01/2027                                                               4,800
                      4,300      Series A, 3.70% due 3/01/2027                                                     4,300
                      2,185   Philadelphia, Pennsylvania, Hospital and Higher Education Facilities Authority,
                              Hospital Revenue Refunding Bonds (Pennsylvania Hospital), VRDN, Series B,
                              3.70% due 7/01/2023 (a)(c)                                                           2,185
                      4,425   Philadelphia, Pennsylvania, Redevelopment Authority, M/F Housing Revenue
                              Refunding Bonds (Courts Project), VRDN, Series A, 3.70% due 6/01/2025 (a)            4,425
                      5,000   Philadelphia, Pennsylvania, School District, TRAN, 4.50% due 6/30/1998               5,008
                     15,000   Philadelphia, Pennsylvania, TRAN, Series A, 4.50% due 6/30/1998                     15,018
                      8,000   Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, VRDN,
                              Series B, 3.82% due 8/05/1998 (a)(f)                                                 8,000
                      2,100   Pittsburgh, Pennsylvania, Urban Redevelopment Authority, S/F Mortgage
                              Revenue Bonds, AMT, Series C, 3.60% due 6/01/1998 (e)                                2,100


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONCLUDED)                                               (IN THOUSANDS)
                      Face                                                                                      Value
State                Amount                            Issue                                                  (Note 1a)
Pennsylvania                  Schuylkill County, Pennsylvania, IDA, Resource Recovery Revenue Refunding
(concluded)                   Bonds (Northeastern Power Co.), VRDN (a):
                  $  24,300      AMT, Series B, 3.70% due 12/01/2022                                           $  24,300
                      2,600      Series A, 3.60% due 12/01/2022                                                    2,600
                      3,300   Scranton-Lackawanna, Pennsylvania, Health and Welfare Authority, Hospital
                              Facilities Revenue Refunding Bonds (Mercy Health Systems), VRDN, Series A,
                              3.65% due 12/01/2021 (a)                                                             3,300
                     11,000   Temple University of the Commonwealth System of Higher Education,
                              Pennsylvania, University Funding Obligations, 4.75% due 5/18/1998                   11,012
                              Venango, Pennsylvania, IDA, Resource Recovery Revenue Bonds (Scrubgrass
                              Progress), CP, AMT:
                      1,000      3.65% due 4/07/1998                                                               1,000
                      2,000      3.70% due 4/07/1998                                                               2,000
                      2,000      3.60% due 7/10/1998                                                               2,000
                      6,000      Refunding, Series A, 3.85% due 4/08/1998                                          6,000
                      4,200      Refunding, Series A, 3.65% due 7/09/1998                                          4,200
                      7,300      Refunding, Series A, 3.45% due 7/17/1998                                          7,300
                      2,500   York, Pennsylvania, General Pooled Financing Authority Revenue Bonds, VRDN,
                              3.80% due 9/01/2026 (a)                                                              2,500

Puerto Rico--         5,000   Puerto Rico Commonwealth, Government Development Bank, Revenue
1.1%                          Refunding Bonds, VRDN, 3.375% due 12/01/2015 (a)(b)                                  5,000

                              Total Investments (Cost--$443,459*)--100.1%                                        443,459

                              Liabilities in Excess of Other Assets--(0.1%)                                         (447)
                                                                                                               ---------
                              Net Assets--100.0%                                                               $ 443,012
                                                                                                               =========


(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1998.
(b)MBIA Insured.
(c)FGIC Insured.
(d)FSA Insured.
(e)GNMA Collateralized.
(f)AMBAC Insured.
(g)Prerefunded.
  *Cost for Federal income tax purposes.

See Notes to Financial Statements.



CMA PENNSYLVANIA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1998
Assets:
Investments, at value (identified cost--$443,458,955) (Note 1a)                                          $   443,458,955
Cash                                                                                                             106,588
Interest receivable                                                                                            3,113,234
Prepaid registration fees and other assets (Note 1d)                                                             837,345
                                                                                                         ---------------
Total assets                                                                                                 447,516,122
                                                                                                         ---------------
Liabilities:
Payables:
 Securities purchased                                                                   $     4,100,000
 Investment adviser (Note 2)                                                                    194,255
 Distributor (Note 2)                                                                           132,478        4,426,733
                                                                                        ---------------
Accrued expenses and other liabilities                                                                            77,226
                                                                                                         ---------------
Total liabilities                                                                                              4,503,959
                                                                                                         ---------------
Net Assets                                                                                               $   443,012,163
                                                                                                         ===============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                               $    44,305,889
Paid-in capital in excess of par                                                                             398,752,672
Accumulated realized capital losses--net (Note 4)                                                                (46,398)
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 443,058,886 shares of
beneficial interest outstanding                                                                          $   443,012,163
                                                                                                         ===============


See Notes to Financial Statements.

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1998
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                 $    15,440,314
Expenses:
Investment advisory fees (Note 2)                                                       $     2,072,950
Distribution fees (Note 2)                                                                      513,883
Transfer agent fees (Note 2)                                                                     92,719
Accounting services (Note 2)                                                                     66,136
Professional fees                                                                                58,610
Registration fees (Note 1d)                                                                      37,186
Custodian fees                                                                                   33,785
Pricing fees                                                                                      8,368
Printing and shareholder reports                                                                  7,329
Trustees' fees and expenses                                                                       3,216
Other                                                                                             4,243
                                                                                        ---------------
Total expenses                                                                                                 2,898,425
                                                                                                         ---------------
Investment income--net                                                                                        12,541,889
Realized Loss on Investments--Net (Note 1c)                                                                      (22,010)
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                     $    12,519,879
                                                                                                         ===============


See Notes to Financial Statements.

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                 For the Year Ended
                                                                                                      March 31,
Increase (Decrease) in Net Assets:                                                              1998             1997
Operations:
Investment income--net                                                                   $   12,541,889   $   11,528,806
Realized loss on investments--net                                                               (22,010)          (1,453)
                                                                                         --------------   --------------
Net increase in net assets resulting from operations                                         12,519,879       11,527,353
                                                                                         --------------   --------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                      (12,541,889)     (11,525,719)
                                                                                         --------------   --------------
Net decrease in net assets resulting from dividends to shareholders                         (12,541,889)     (11,525,719)
                                                                                         --------------   --------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                          1,609,592,001    1,355,806,175
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e)                                                                          12,541,999       11,525,515
                                                                                         --------------   --------------
                                                                                          1,622,134,000    1,367,331,690
Cost of shares redeemed                                                                  (1,607,995,896)  (1,355,166,461)
                                                                                         --------------   --------------
Net increase in net assets derived from beneficial interest
transactions                                                                                 14,138,104       12,165,229
                                                                                         --------------   --------------
Net Assets:
Total increase in net assets                                                                 14,116,094       12,166,863
Beginning of year                                                                           428,896,069      416,729,206
                                                                                         --------------   --------------
End of year                                                                              $  443,012,163   $  428,896,069
                                                                                         ==============   ==============


See Notes to Financial Statements.


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                        For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:               1998            1997            1996         1995          1994
Per Share Operating Performance:
Net asset value, beginning of year                 $     1.00     $     1.00      $     1.00    $     1.00    $     1.00
                                                   ----------     ----------      ----------    ----------    ----------
Investment income--net                                    .03            .03             .03           .03           .02
                                                   ----------     ----------      ----------    ----------    ----------
Total from investment operations                          .03            .03             .03           .03           .02
                                                   ----------     ----------      ----------    ----------    ----------
Less dividends from investment income--net               (.03)          (.03)           (.03)         (.03)         (.02)
                                                   ----------     ----------      ----------    ----------    ----------
Net asset value, end of year                       $     1.00     $     1.00      $     1.00    $     1.00    $     1.00
                                                   ==========     ==========      ==========    ==========    ==========
Total Investment Return                                 3.08%          2.92%           3.19%         2.65%         1.87%
                                                   ==========     ==========      ==========    ==========    ==========
Ratios to Average Net Assets:
Expenses                                                 .70%           .71%            .72%          .71%          .72%
                                                   ==========     ==========      ==========    ==========    ==========
Investment income--net                                  3.03%          2.86%           3.13%         2.64%         1.85%
                                                   ==========     ==========      ==========    ==========    ==========
Supplemental Data:
Net assets, end of year (in thousands)             $  443,012     $  428,896      $  416,729    $  353,635    $  336,853
                                                   ==========     ==========      ==========    ==========    ==========


See Notes to Financial Statements.


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Pennsylvania Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1998, the Fund had a net capital loss carryforward of approximately $46,000, of which $13,000 expires in 2002; $11,000 expires in 2003; and $22,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.


<AUDIT-REPORT>
CMA PENNSYLVANIA MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
CMA Pennsylvania Municipal Money Fund
of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Penn-sylvania Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Pennsylvania Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 1, 1998
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (UNAUDITED)


All of the net investment income distributions paid daily by CMA Pennsylvania Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.